Summary Prospectus February 28, 2011
Ticker:   BVEFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.beckervaluefunds.com. You can also get this information at no cost by calling (800) 551-3998 or by sending a written request to Becker Value Equity Fund, c/o Huntington Asset Services, Inc., P.O Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated February 28, 2011.

Investment Objective

The investment objective of the Becker Value Equity Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	Non	e

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.85%
Distribution (12b-1) Fees		0.29%
Other Expenses	NON	E
Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses		1.15%
Fee Waiver/Expense Reimbursement1		(0.19%)

Total Annual Fund Operating Expenses, After Fee Waiver/Expense Reimbursement		0.96%

1
The Fund’s Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any 12b-1 fees, any indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 0.95% of the Fund’s average daily net assets through February 29, 2012.  This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the 1 year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$98	$347	$615	$1,381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.29% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a value strategy and invests primarily in common and preferred stock whose market prices do not reflect their true values as determined by the Fund’s advisor, Becker Capital Management, Inc.  The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals.  The advisor seeks to buy good companies that are attractively priced.  The advisor typically invests in companies with sound fundamentals that the advisor believes are undervalued and trade at low price-to-earnings (“P/E”) ratios, yet the advisor does not invest exclusively in companies with low P/E ratios.  When opportunities exist, the advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive prices.
The Fund will generally select stocks of companies with market capitalizations exceeding $1.5 billion, although the Fund can invest in securities of any market capitalization that present opportunities for value.
Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.  This investment policy may not be changed without at least 60 days prior written notice to shareholders.   Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants and convertible securities), exchange-traded funds (“ETFs”) that invest primarily in equity securities, preferred stock, and equity real estate investment trusts (“REITs”).  The Fund may also invest in foreign securities through American Depositary Receipts (“ADRs”), which are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by a foreign company.  The Fund may invest up to 20% of its net assets in convertible debt, money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and other cash equivalents.  By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions.  However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

Summary Prospectus February 28, 2011	1 of 4	Becker Value Equity Fund

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.  Below are some of the specific risks of investing in the Fund.

•
Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•
Value Risk.  A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors.  Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•
Management Risk.  The advisor’s value-oriented approach may fail to produce the intended results.  If the advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•
Small and Mid-Cap Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies.  Many of these companies are young and have a limited track record.  Their securities may trade less frequently and in more limited volume than those of more mature companies.  As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks.  Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.  It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•
Foreign Risk.  Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries.  Foreign issuers are not subject to the same degree of regulation as U.S. issuers.  Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.  ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.  The risks of foreign investing are of greater concern in the case of investments in companies located in emerging markets, which may exhibit greater price volatility and have less liquidity.

•
REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems.  In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•
ETF Risk.  When the Fund invests in an exchange-traded fund (ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund will incur higher expenses, which may be duplicative, than if the Fund did not invest in ETFs.  In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from its investment practices (such as the use of leverage by the ETFs).  The Fund has no control over the investments and related risks taken by the ETFs in which it invests.  ETFs also are subject to the following risks that do not apply to non-exchange traded funds:  (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Fixed Income Risks.
1. Interest Rate Risk.  Changes in interest rates will affect the value of the Fund’s investments in debt securities.  Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher interest income from new investments.  Interest rate risk is greater for investments in junk bonds.  In addition, the issuers of certain types of securities, such as mortgage-backed securities, may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities.  Slower than expected principal payments may also extend the average life of such securities, locking in below-market interest rates and reducing their value.
2. Credit Risk.  Changes in the financial strength of an issuer may affect the issuer’s ability to repay principal and to make timely interest payments.  The degree of risk for a particular security may be reflected in its credit rating.  Junk bonds are subject to greater credit and market risk than higher rated securities.
3. Change in Rating Risk.  If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
4. Duration Risk.  Prices of debt securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year.  The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.  This information provides some indication of the risks of investing in the Fund.  Past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return (years ended December 31st)

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Highest/Lowest quarterly results during this time period were:

Best Quarter:                                              2nd Quarter, 2009, 17.05%
Worst Quarter:                                           4th Quarter, 2008, -21.87%

Average Annual Total Returns (for the periods ended December 31, 2010)

			Since Inception
Becker Value Equity Fund	1 Year	5 Years	(November 3, 2003)

Return Before Taxes	12.17%	3.29%	6.63%

Return After Taxes on Distributions	11.73%	2.57%	5.92%

Return After Taxes on Distributions and Sale of Fund Shares	7.91%	2.55%	5.49%

Russell 1000 Value Index (reflects no deductions for fees, expenses and taxes)	15.51%	1.28%	4.99%

S&P 500 (reflects no deductions for fees, expenses and taxes)	15.09%	2.29%	4.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 551-3998, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.beckervaluefunds.com.

Portfolio Management

Investment Advisor – Becker Capital Management, Inc.

Portfolio Managers

The Advisor’s equity investment team is responsible for managing the Fund, with Mr. Schaeffer having ultimate decision-making authority.  The following members of the team have been responsible for the day-to-day management of the Fund since its inception in 2003.

• Robert Schaeffer; Vice President and Portfolio Manager of the Advisor
• Marian Kessler; Portfolio Manager of the Advisor
• Steve Laveson; Senior Equity Research Analyst of the Advisor
• Michael A. McGarr, CFA; Vice President and Senior Equity Research Analyst of the Advisor
• Patrick E. Becker, Jr.; Portfolio Manager of the Advisor

Purchase and Sale of Fund Shares

Minimum Initial Investment $2,500 for all account types Minimum Additional Investments $100 for all account types	To Place Buy or Sell Orders By Mail: Becker Value Equity Fund c/o: Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206 By Phone: (800) 551-3998

You may sell or redeem shares through your dealer or financial advisor.  Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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1211 SW Fifth Avenue, Suite 2185
Portland, OR  97204

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